SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) June 1, 2001
                                  ------------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On June 1, 2001, General Motors Corporation (GM) issued a news release announcing May production results and revision of second quarter forecast. The release is as follows:

         GM May Sales Up 1%; Industry on Pace for Third-Best Sales Year
                  -  Best Month Ever for GM Truck Sales -- Up 10%
                  -  Car Sales Down 9%

      GM Announces May Production Results; Second Quarter Forecast Revised

     DETROIT -- General Motors dealers sold 459,050 new cars and trucks in April in the United States, up one percent from May 2000. A 10 percent increase in truck sales bolstered the GM lineup in May with exceptionally strong pickup and utility sales. GM car sales decreased nine percent.

     "We're very encouraged that demand remains healthy and the industry is on pace for its third-best year in history," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "Our strong sales results in May were driven by outstanding dealer efforts and consumer demand for GM products, especially our industry-leading lineup of truck brands. GM buyers are the real winners in today's marketplace with our improving product quality and innovative new products."

GM Truck Sales Highlights
-------------------------
     GM's strongest results in May came from full-size truck sales (pickups and utilities), which in total climbed 24 percent. With Silverado posting its best month since October 1978, GM's full-size pickup sales rose 17 percent, full-size utility sales rose 38 percent, and all eight individual GM brands in those segments posted double-digit sales gains. Notably, all GM full-size utilities posted double-digit May sales increases in excess of 20 percent.

     GM expects to continue its strong truck sales performance as several new and innovative entries increase in availability, including the Chevrolet TrailBlazer, GMC Envoy, Oldsmobile Bravada, Buick Rendezvous, Chevrolet Avalanche and Cadillac Escalade.

GM Car Sales Highlights
-----------------------
     Saturn posted a significant 26 percent total increase in car sales with L-Series sales up 31 percent and S-Series sales up 23 percent.

     Chevrolet midsize car brands Impala and Malibu performed briskly with sales up five percent and 19 percent, respectively.

     The Chevrolet Impala, Malibu and Cavalier all rank on the top-10 list of best-selling cars in America, making Chevrolet the only brand in the auto industry with three top-10 best sellers.


-------------------------------------------------------------------------------
May Sales Records                         CYTD Records
-----------------                         ------------
Saturn                                    Saturn
Chevrolet Impala                          Chevrolet Impala
Saturn L-Series                           Saturn L-Series
GM Trucks                                 GMC Pickups
Chevrolet Trucks                          GMC Sierra
GM Pickups                                GM Utilities
Chevrolet Tracker                         Chevrolet Utilities
GM Full-size Utilities                    GMC Utilities
Chevrolet Full-size Utilities             Chevrolet Tracker
Chevrolet Suburban                        GM Midsize Utilities
Chevrolet Tahoe                           GM Full-size Utilities
GMC Full-size Utilities                   Chevrolet Suburban
GMC Yukon XL                              Chevrolet Tahoe
GMC Yukon                                 GMC Full-size Utilities
Cadillac Escalade                         GMC Yukon
Hummer                                    GMC Yukon XL

Best Month Ever

GM Trucks
Chevrolet Trucks
GM Full-size Utilities
Chevrolet Tahoe
GMC Full-size Utilities
GMC Yukon
GMC Yukon XL
Saturn
-------------------------------------------------------------------------------


GM Announces May Production Totals, 2nd and 3rd Quarter 2001 Estimates
----------------------------------------------------------------------
     In May, GM produced 492,000 vehicles (229,000 cars and 263,000 trucks) in North America, down from 548,000 vehicles (276,000 cars and 272,000 trucks) produced in May 2000. (Production totals include joint venture production of 11,000 vehicles in May 2001 and 13,000 vehicles in May 2000.)

     GM announced its second-quarter North American production estimate is 1.349 million vehicles (629,000 cars and 720,000 trucks) in the second quarter, an increase from the previous estimate of 1.332 million vehicles (618,000 cars and 714,000 trucks). The latest second-quarter estimate represents a 14 percent decline from the 1.568 million vehicles (787,000 cars and 781,000 trucks) GM produced in the second quarter of 2000.

     Additionally, GM announced that third-quarter production is estimated at
1.235 million vehicles (572,000 cars and 663,000 trucks), a 6.4 percent decline from the 1.319 million vehicles (689,000 cars and 630,000 trucks) GM produced in the third quarter of 2000.

     The increase in production for the second quarter reflects stronger demand for GM products than anticipated as well as continued appropriate management of inventories. Despite the ongoing heavy overall pricing pressures, GM believes that the current analysts' estimate for second-quarter earnings of about $1.05 per share is reasonable. The company also affirmed its previously stated outlook for the calendar year of $4.25 per share.

     Additionally, GM announced the following second- and third-quarter 2001 production estimates for its international regions:

     - GM Europe - The second-quarter estimate is 494,000 vehicles, down from the previous estimate of 504,000. The third-quarter estimate is 386,000 vehicles.

     - GM Asia Pacific - The second-quarter estimate is unchanged at 65,000 vehicles. The third-quarter estimate is 79,000 vehicles.

     - GM Latin America, Africa and the Middle East - The second quarter estimate is 170,000 vehicles, up from the previous estimate of 169,000. The third-quarter estimate is 174,000 vehicles.

Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on the Sales/Production icon.
-------------------

In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #


                                                 2-1P
                                    GM Car Deliveries - (United States)
                                               May 2001
---------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                         (1)       May                January - May
                         --------------------------------------------------
                                         %Chg
                           2001    2000 per S/D     2001      2000    %Chg
                         --------------------------------------------------
       Selling Days (S/D)   26      26
---------------------------------------------------------------------------

Century                   12,948  14,583  -11.2    52,381     65,782  -20.4
LeSabre                   12,407  12,726   -2.5    54,118     56,261   -3.8
Park Avenue                3,564   3,932   -9.4    14,610     19,409  -24.7
Regal                      4,661   4,879   -4.5    21,387     27,355  -21.8
Riviera                        0       0  ***.*         2         34  -94.1
      Buick Total         33,580  36,120   -7.0   142,498    168,841  -15.6
---------------------------------------------------------------------------
Catera                     1,314   1,924  -31.7     4,493      5,842  -23.1
DeVille                    5,926   7,897  -25.0    35,536     48,485  -26.7
Eldorado                     614     928  -33.8     3,115      4,730  -34.1
Seville                    1,973   2,302  -14.3     8,918     11,376  -21.6
     Cadillac Total        9,827  13,051  -24.7    52,062     70,433  -26.1
---------------------------------------------------------------------------
Camaro                     3,165   4,408  -28.2    14,027     18,856  -25.6
Cavalier                  18,261  20,909  -12.7   106,448     96,420   10.4
Corvette                   2,847   2,725    4.5    13,501     13,811   -2.2
Impala                    17,147  16,296    5.2    85,418     75,276   13.5
Lumina                       340   3,754  -90.9    17,397     18,875   -7.8
Malibu                    22,666  19,024   19.1    86,156     92,552   -6.9
Metro                         33   3,115  -98.9     6,430     18,713  -65.6
Monte Carlo                5,423   5,791   -6.4    29,001     32,008   -9.4
Prizm                      5,303   3,931   34.9    25,231     22,872   10.3
    Chevrolet Total       75,185  79,953   -6.0   383,609    389,383   -1.5
---------------------------------------------------------------------------
Alero                     10,234  11,441  -10.5    55,789     58,424   -4.5
Aurora                     1,561   2,564  -39.1    12,857      7,647   68.1
Cutlass                        3      72  -95.8        15        979  -98.5
Cutlass Supreme                0       0  ***.*         0          0  ***.*
Eighty Eight                   1      19  -94.7         3        405  -99.3
Intrigue                   2,857   5,213  -45.2    17,840     26,780  -33.4
    Oldsmobile Total      14,656  19,309  -24.1    86,504     94,235   -8.2
---------------------------------------------------------------------------
Bonneville                 3,248   5,881  -44.8    18,810     25,652  -26.7
Firebird                   2,158   3,288  -34.4    10,184     14,238  -28.5
Grand Am                  17,721  20,183  -12.2    80,658     93,420  -13.7
Grand Prix                11,360  13,489  -15.8    47,703     65,282  -26.9
Sunfire                    5,780   8,420  -31.4    36,570     36,569    0.0
     Pontiac Total        40,267  51,261  -21.4   193,925    235,161  -17.5
---------------------------------------------------------------------------
900                            0       1  ***.*         0         38  ***.*
9000                           0       0  ***.*         0         16  ***.*
9-3                        1,783   1,901   -6.2     7,911      7,829    1.0
9-5                        1,231   1,561  -21.1     5,554      5,672   -2.1
       Saab Total          3,014   3,463  -13.0    13,465     13,555   -0.7
---------------------------------------------------------------------------
Saturn EV1                     0      12  ***.*         0        184  ***.*
Saturn L Series           11,910   9,063   31.4    44,393     35,130   26.4
Saturn S Series           21,021  17,026   23.5    77,855     79,644   -2.2
      Saturn Total        32,931  26,101   26.2   122,248    114,958    6.3
---------------------------------------------------------------------------
        GM Total         209,460 229,258   -8.6   994,311  1,086,566   -8.5
---------------------------------------------------------------------------
                         GM Car Deliveries by Production Source
---------------------------------------------------------------------------
GM North America *       205,132 223,871   -8.4   976,353  1,067,169   -8.5
---------------------------------------------------------------------------
GM Import                  4,328   5,387  -19.7    17,958     19,397   -7.4
---------------------------------------------------------------------------
        GM Total         209,460 229,258   -8.6   994,311  1,086,566   -8.5
---------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                                 2-1P
                                    GM Car Deliveries - (United States)
                                               May 2001
---------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                         (1)       May                January - May
                         --------------------------------------------------
                                         %Chg
                           2001    2000 per S/D     2001      2000    %Chg
                         --------------------------------------------------
       Selling Days (S/D)   26      26
---------------------------------------------------------------------------
            GM Car Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------------
Buick Total               33,580  36,120   -7.0   142,498    168,841  -15.6
Cadillac Total             8,513  11,127  -23.5    47,569     64,591  -26.4
Chevrolet Total           75,185  79,953   -6.0   383,609    389,383   -1.5
Oldsmobile Total          14,656  19,309  -24.1    86,504     94,235   -8.2
Pontiac Total             40,267  51,261  -21.4   193,925    235,161  -17.5
Saturn Total              32,931  26,101   26.2   122,248    114,958    6.3
     GM North America
       Total *           205,132 223,871   -8.4   976,353  1,067,169   -8.5
---------------------------------------------------------------------------
Cadillac Total             1,314   1,924  -31.7     4,493      5,842  -23.1
Saab Total                 3,014   3,463  -13.0    13,465     13,555   -0.7
     GM Import Total       4,328   5,387  -19.7    17,958     19,397   -7.4
---------------------------------------------------------------------------
                         GM Vehicle Deliveries by Marketing Division
---------------------------------------------------------------------------
Buick Total               34,678  36,120   -4.0   143,632    168,841  -14.9
Cadillac Total            12,270  15,034  -18.4    62,157     81,690  -23.9
Chevrolet Total          250,234 242,728    3.1 1,105,737  1,157,351   -4.5
GMC Total                 55,872  50,046   11.6   219,932    236,653   -7.1
Hummer Total                  76      38  100.0       368        451  -18.4
Oldsmobile Total          20,461  26,313  -22.2   112,326    127,135  -11.6
Other-Isuzu Total          1,585       0  ***.*     6,940          0  ***.*
Pontiac Total             47,929  56,447  -15.1   227,379    265,465  -14.3
Saab Total                 3,014   3,463  -13.0    13,465     13,555   -0.7
Saturn Total              32,931  26,101   26.2   122,248    114,958    6.3
     GM Total            459,050 456,290    0.6 2,014,184  2,166,099   -7.0
---------------------------------------------------------------------------
* Includes US/Canada/Mexico




                                                3-1P
                                  GM Truck Deliveries - (United States)
                                              May 2001
---------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                         (1)       May                January - May
                         --------------------------------------------------
                                         %Chg
                           2001    2000 per S/D     2001      2000    %Chg
                         --------------------------------------------------
       Selling Days (S/D)   26      26
---------------------------------------------------------------------------
Rendezvous                 1,098       0  ***.*     1,134         0   ***.*
    Total Buick            1,098       0  ***.*     1,134         0   ***.*
---------------------------------------------------------------------------
Escalade                   2,443   1,983   23.2    10,095    11,257   -10.3
   Total Cadillac          2,443   1,983   23.2    10,095    11,257   -10.3
---------------------------------------------------------------------------
Astro                      6,253  11,143  -43.9    28,444    47,560   -40.2
C/K Suburban(Chevy)       14,938  11,513   29.7    60,487    56,811     6.5
Chevy C/T Series             628     944  -33.5     2,732     4,061   -32.7
Chevy P Models & Mtr Hms       0      41  ***.*        27       421   -93.6
Chevy W Series               157     247  -36.4       831       929   -10.5
Express Cutaway/G Cut      1,374   1,876  -26.8     5,859     9,196   -36.3
Express Panel/G Van        6,252   8,321  -24.9    27,850    34,072   -18.3
Express/G Sportvan         1,981   2,008   -1.3     7,186     6,841     5.0
S/T Blazer                13,928  21,430  -35.0    82,067   102,991   -20.3
S/T Pickup                19,381  19,310    0.4    69,951    93,356   -25.1
Silverado-C/K Pickup      70,324  59,160   18.9   291,987   284,398     2.7
Tahoe                     19,822  13,612   45.6    79,382    59,651    33.1
Tracker                    5,186   4,163   24.6    22,935    20,871     9.9
TrailBlazer                4,762       0  ***.*     6,209         0   ***.*
Venture                   10,063   9,007   11.7    36,181    46,810   -22.7
  Chevrolet Total        175,049 162,775    7.5   722,128   767,968    -6.0
---------------------------------------------------------------------------
C/K Suburban(GMC)              4     256  -98.4        29     4,334   -99.3
Envoy                      4,102       0  ***.*     6,299         0   ***.*
GMC C/T Series             2,288   1,897   20.6     6,325    10,576   -40.2
GMC W Series                 337     431  -21.8     1,862     2,071   -10.1
P Models & Mtr Hms(GMC)        1      22  -95.5        11       248   -95.6
S/T Jimmy                  2,598   6,800  -61.8    22,284    34,245   -34.9
Safari (GMC)               1,722   3,597  -52.1     9,521    16,088   -40.8
Savana Panel/G Classic     2,215   3,989  -44.5    11,408    13,936   -18.1
Savana Special/G Cut       3,087     943  227.4     6,115     4,367    40.0
Savana/Rally                 283     453  -37.5     1,001     1,694   -40.9
Sierra                    19,933  17,846   11.7    80,720    84,865    -4.9
Sonoma                     5,551   4,163   33.3    17,957    20,666   -13.1
Yukon                      7,235   5,356   35.1    30,619    24,117    27.0
Yukon XL                   6,516   4,293   51.8    25,781    19,446    32.6
     GMC Total            55,872  50,046   11.6   219,932   236,653    -7.1
---------------------------------------------------------------------------
Hummer H1                     76      38  100.0       368       451   -18.4
    Hummer Total              76      38  100.0       368       451   -18.4
---------------------------------------------------------------------------
Bravada                    2,134   3,092  -31.0     9,109    14,046   -35.1
Silhouette                 3,671   3,912   -6.2    16,713    18,854   -11.4
  Oldsmobile Total         5,805   7,004  -17.1    25,822    32,900   -21.5
---------------------------------------------------------------------------
Other-Isuzu F Series         233       0  ***.*       985         0   ***.*
Other-Isuzu N Series       1,352       0  ***.*     5,955         0   ***.*
 Other-Isuzu Total         1,585       0  ***.*     6,940         0   ***.*
---------------------------------------------------------------------------
Aztek                      2,536       0  ***.*    13,588         0   ***.*
Montana                    5,126   5,184   -1.1    19,866    30,279   -34.4
Trans Sport                    0       2  ***.*         0        25   ***.*
   Pontiac Total           7,662   5,186   47.7    33,454    30,304    10.4
---------------------------------------------------------------------------
      GM Total           249,590 227,032    9.9 1,019,873 1,079,533    -5.5
---------------------------------------------------------------------------
                         GM TRUCK Deliveries by Production Source
---------------------------------------------------------------------------
GM North America *       248,102 226,570    9.5 1,013,170 1,077,474    -6.0
---------------------------------------------------------------------------
GM Import                  1,488     462  222.1     6,703     2,059   225.5
---------------------------------------------------------------------------
      GM Total           249,590 227,032    9.9 1,019,873 1,079,533    -5.5
---------------------------------------------------------------------------
                       GM Light Duty Truck Deliveries by Production Source
---------------------------------------------------------------------------
GM North America *       244,594 223,450    9.5 1,001,145 1,061,227    -5.7
---------------------------------------------------------------------------
GM Import                      0       0  ***.*         0         0   ***.*
---------------------------------------------------------------------------
      GM Total           244,594 223,450    9.5 1,001,145 1,061,227    -5.7
---------------------------------------------------------------------------
* Includes U.S./Canada/Mexico




                                                3-1P
                                  GM Truck Deliveries - (United States)
                                              May 2001
---------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                         (1)       May                January - May
                         --------------------------------------------------
                                         %Chg
                           2001    2000 per S/D     2001      2000    %Chg
                         --------------------------------------------------
       Selling Days (S/D)   26      26
---------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------------
Buick Total                1,098       0  ***.*     1,134         0   ***.*
Cadillac Total             2,443   1,983   23.2    10,095    11,257   -10.3
Chevrolet Total          174,952 162,586    7.6   721,580   767,317    -6.0
GMC Total                 55,637  49,773   11.8   218,899   235,245    -6.9
Hummer Total                  76      38  100.0       368       451   -18.4
Oldsmobile Total           5,805   7,004  -17.1    25,822    32,900   -21.5
Other-Isuzu Total            429       0  ***.*     1,818         0   ***.*
Pontiac Total              7,662   5,186   47.7    33,454    30,304    10.4
    GM North America
      Total*             248,102 226,570    9.5 1,013,170 1,077,474    -6.0
---------------------------------------------------------------------------
Chevrolet Total               97     189  -48.7       548       651   -15.8
GMC Total                    235     273  -13.9     1,033     1,408   -26.6
Other-Isuzu Total          1,156       0  ***.*     5,122         0   ***.*
    GM Import Total        1,488     462  222.1     6,703     2,059   225.5
---------------------------------------------------------------------------
      GM Light Truck Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------------
Buick Total                1,098       0  ***.*     1,134         0   ***.*
Cadillac Total             2,443   1,983   23.2    10,095    11,257   -10.3
Chevrolet Total          174,264 161,543    7.9   718,538   762,557    -5.8
GMC Total                 53,246  47,696   11.6   211,734   223,758    -5.4
Hummer Total                  76      38  100.0       368       451   -18.4
Oldsmobile Total           5,805   7,004  -17.1    25,822    32,900   -21.5
Pontiac Total              7,662   5,186   47.7    33,454    30,304    10.4
    GM North America
      Total*             244,594 223,450    9.5 1,001,145 1,061,227    -5.7
---------------------------------------------------------------------------


            GM Light Truck Deliveries by Marketing Division
---------------------------------------------------------------------------
Buick Total                1,098       0  ***.*     1,134         0   ***.*
Cadillac Total             2,443   1,983   23.2    10,095    11,257   -10.3
Chevrolet Total          174,264 161,543    7.9   718,538   762,557    -5.8
GMC Total                 53,246  47,696   11.6   211,734   223,758    -5.4
Hummer Total                  76      38  100.0       368       451   -18.4
Oldsmobile Total           5,805   7,004  -17.1    25,822    32,900   -21.5
Pontiac Total              7,662   5,186   47.7    33,454    30,304    10.4
    GM Total             244,594 223,450    9.5 1,001,145 1,061,227    -5.7
---------------------------------------------------------------------------

* Includes US/Canada/Mexico



Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  May                     January - May
                      ---------------------------------------------------------
 Curr S/D:   26                           % Chg
 Prev S/D:   26          2001     2000   per S/D     2001      2000       % Chg
-------------------------------------------------------------------------------
Vehicle Total          459,050   456,290    0.6   2,014,184  2,166,099     -7.0
-------------------------------------------------------------------------------
Car Total              209,460   229,258   -8.6     994,311  1,086,566     -8.5
-------------------------------------------------------------------------------
Truck Total            249,590   227,032    9.9   1,019,873  1,079,533     -5.5
-------------------------------------------------------------------------------
Light Truck Total      244,594   223,450    9.5   1,001,145  1,061,227     -5.7
-------------------------------------------------------------------------------
Light Vehicle Total    454,054   452,708    0.3   1,995,456  2,147,793     -7.1
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
        Market Division
          Vehicle Total                               Calendar Year-to-Date
                                  May                     January - May
                      ---------------------------------------------------------
                                          % Chg
                         2001     2000   per S/D     2001       2000      % Chg
-------------------------------------------------------------------------------
Buick                   34,678    36,120    -4.0    143,632    168,841    -14.9
Cadillac                12,270    15,034   -18.4     62,157     81,690    -23.9
Chevrolet              250,234   242,728     3.1  1,105,737  1,157,351     -4.5
GMC                     55,872    50,046    11.6    219,932    236,653     -7.1
Hummer                      76        38   100.0        368        451    -18.4
Oldsmobile              20,461    26,313   -22.2    112,326    127,135    -11.6
Other - Isuzu            1,585         0   ***.*      6,940          0    ***.*
Pontiac                 47,929    56,447   -15.1    227,379    265,465    -14.3
Saab                     3,014     3,463   -13.0     13,465     13,555     -0.7
Saturn                  32,931    26,101    26.2    122,248    114,958      6.3
-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    205,132   223,871    -8.4    976,353  1,067,169     -8.5
-------------------------------------------------------------------------------
Light Truck            244,594   223,450     9.5  1,001,145  1,061,227     -5.7
-------------------------------------------------------------------------------

Twenty-six selling days for the May period this year and twenty-six for last year.


*American Isuzu Motors, Inc., dealers sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

Please Note: The Light sub-totals will be different than reported the prior year due to the implementation of 2001 Segmentation, which moved some Light Trucks to Medium.

                                     # # # #

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      June 1, 2001
      ------------------
                                       By
                                            /s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)